UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):

August 13, 2010

TNP Strategic Retail Trust, Inc.

(Exact Name of Registrant as Specified in Charter)

Maryland	333-154975	90-0413866
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1900 Main Street, Suite 700

Irvine, California 92614

(Address of Principal Executive Offices, including Zip Code)

Registrant’s telephone number, including area code: (949) 833-8252

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01	Financial Statements and Exhibits.

On August 13, 2010, TNP Strategic Retail Trust, Inc. (the “Company”) filed a Current Report on Form 8-K reporting the Company’s acquisition of an indirect interest in a multi-tenant retail center located in San Jacinto, California, commonly known as the San Jacinto Esplanade Shopping Center (the “San Jacinto Property”).The Company is filing this Current Report on Form 8-K/A to amend the Current Report on Form 8-K filed on August 13, 2010 to provide the required financial information related to the Company’s acquisition of an indirect interest in the San Jacinto Property.

(a)	Financial Statements of Real Estate Property Acquired.

The following financial statements are submitted at the end of this Current Report on Form 8-K/A and are filed herewith.

(b)	Unaudited Pro Forma Financial Information.

The following financial information is submitted at the end of this Current Report on Form 8-K/A and is furnished herewith.

TNP Strategic Retail Trust, Inc. and Subsidiaries

I	Unaudited Pro Forma Condensed Consolidated Balance Sheet as of June 30, 2010	F-8
II.	Unaudited Pro Forma Condensed Consolidated Statement of Operations for the Six Months Ended June 30, 2010	F-9
III.	Unaudited Pro Forma Condensed Consolidated Statement of Operations for the Year Ended December 31, 2009	F-10
IV.	Notes to Unaudited Pro Forma Condensed Consolidated Statement of Operations for the Six Months Ended June 30, 2010 and Unaudited Pro Forma Condensed Consolidated Statement of Operations for the Year Ended December 31, 2009	F-11

(c)	Shell Company Transactions

Not applicable

(d)	Exhibits.

None

INDEPENDENT AUDITORS’ REPORT

To the Board of Directors

TNP Strategic Retail Trust, Inc.

We have audited the accompanying statement of revenues and certain expenses of San Jacinto Property, or the Property, for the year ended December 31, 2009. This statement of revenues and certain expenses is the responsibility of the Property’s management. Our responsibility is to express an opinion on the statement of revenues and certain expenses based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenues and certain expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of revenues and certain expenses, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the statement of revenues and certain expenses. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenues and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, as described in Note 1 to the statement of revenues and certain expenses, and is not intended to be a complete presentation of the Property’s revenues and expenses.

In our opinion, the statement of revenues and certain expenses presents fairly, in all material respects, the revenues and certain expenses as described in Note 1 to the statement of revenues and certain expenses of San Jacinto Property for the year ended December 31, 2009 in conformity with accounting principles generally accepted in the United States of America.

/s/ KMJ | Corbin & Company LLP

Costa Mesa, California

October 27, 2010

SAN JACINTO PROPERTY

STATEMENTS OF REVENUES AND CERTAIN EXPENSES

For the Six Months Ended June 30, 2010 (unaudited) and

the Year Ended December 31, 2009

	For the Six Months Ended June 30, 2010 (Unaudited)	For the Year Ended December 31, 2009
Revenue:
Rental income	$398,000	$935,000

Certain expenses:
Building maintenance	33,000	106,000
Real estate taxes	73,000	142,000
Electricity, water and gas utilities	44,000	89,000
Property management fees	11,000	35,000
Insurance	7,000	21,000
General and administrative	24,000	30,000

Total certain expenses	192,000	423,000

Revenues in excess of certain expenses	$206,000	$512,000

The accompanying notes are an integral part of the statements of revenues and certain expenses.

SAN JACINTO PROPERTY

NOTES TO STATEMENTS OF REVENUES AND CERTAIN EXPENSES

For the Six Months Ended June 30, 2010 (unaudited) and

the Year Ended December 31, 2009

NOTE 1 – ORGANIZATION AND BASIS OF PRESENTATION

Organization

The accompanying statements of revenues and certain expenses include the operations of San Jacinto Property, or the Property, a multi-tenant retail center located in Riverside, California. The Property has approximately 56,000 square feet of gross leaseable area, or GLA, and was 69% (unaudited) and 69% occupied as of June 30, 2010 and as of December 31, 2009, respectively.

Basis of Presentation

The accompanying statements of revenues and certain expenses have been prepared for the purpose of complying with the provisions of Article 3-14 of Regulation S-X promulgated by the U.S. Securities and Exchange Commission, or the SEC, which requires certain information with respect to real estate operations to be included with certain filings with the SEC. The statements of revenues and certain expenses include the historical revenues and certain operating expenses of the Property, exclusive of items which may not be comparable to the proposed future operations of the Property. Material amounts that would not be directly attributable to future operating results of the Property are excluded, and therefore, the statements of revenues and certain expenses are not intended to be a complete presentation of the Property’s revenues and expenses. Items excluded consist of interest expense, depreciation and amortization and federal and state income taxes.

The accompanying statements of revenues and certain expenses are not representative of the actual operations for the periods presented, as certain expenses that may not be comparable to the expenses expected to be incurred by TNP Strategic Retail Trust, Inc., or the Company, in the future operations of the Property have been excluded.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Revenue Recognition

All leases are classified as operating leases and minimum rents are recognized on a straight-line basis over the term of the lease (including rent holidays). Tenant reimbursements for real estate taxes, common area maintenance and other recoverable costs are recognized as rental income in the period that the expenses are incurred.

Repairs and Maintenance

Repairs and maintenance costs are expensed as incurred, while significant improvements, renovations and replacements are capitalized.

Property Management Fees

The owners of the Property contracted with a third party to manage the Property for a monthly fee of approximately $2,700 during the year ended December 31, 2009. During the six months ended June 30, 2010, the Property transitioned from one property management company to another, pursuant to a new property management arrangement. For the six months ended June 30, 2010 and for the year ended December 31, 2009, the Property incurred management fees totaling $11,000 (unaudited) and $35,000, respectively.

SAN JACINTO PROPERTY

NOTES TO STATEMENTS OF REVENUES AND CERTAIN EXPENSES

For the Six Months Ended June 30, 2010 (unaudited) and

the Year Ended December 31, 2009

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of revenues and certain expenses during the reporting periods. Actual results could differ materially from those estimates.

Unaudited Interim Information

The statement of revenues and certain expenses for the six months ended June 30, 2010 is unaudited. In the opinion of management, such financial statement reflects all adjustments necessary for a fair presentation of results of the interim period. All such adjustments are of a normal recurring nature.

NOTE 3 - LEASES

The Property has entered into operating lease agreements with tenants that expire at various dates through 2027 and are subject to fixed increases in base rent. The aggregate annual future minimum lease payments to be received under the existing non-cancelable operating leases as of June 30, 2010 are as follows:

Years Ending December 31,	Minimum Lease Payments
2010(1)	$311,000
2011	654,000
2012	693,000
2013	637,000
2014	596,000
Thereafter	4,664,000

$7,555,000

(1)	For the period from July 1, 2010 through December 31, 2010.

The leases also require reimbursement of the tenants’ proportional share of common area expenses, real estate taxes and other expenses, which are not included in the amounts above. The tenant leases generally include tenant renewal options that can extend the lease term.

SAN JACINTO PROPERTY

NOTES TO STATEMENTS OF REVENUES AND CERTAIN EXPENSES

For the Six Months Ended June 30, 2010 (unaudited) and

the Year Ended December 31, 2009

NOTE 4 - TENANT CONCENTRATION

For the six months ended June 30, 2010, the Property had five tenants collectively occupying 54% (unaudited) of the total GLA, which accounted for 63% of the total base rent.

Tenant Name	Date of Lease Expiration	Aggregate Base Rent For The Six Months Ended June 30, 2010 (Unaudited)	% Aggregate Base Rent For The Six Months Ended June 30, 2010 (Unaudited)
Fresh and Easy	10/31/2027	$101,000	28%
Diamond Valley Arts (2)	month-to-month	$—	—
Mr. You Chinese Food	7/15/2016	$39,000	11%
Jack in the Box	3/31/2027	$44,000	12%
Esplanade Dental	4/30/2018	$44,000	12%

(2)	This tenant was given free rent as a charitable donation. Although this tenant did not pay rent, their space accounted for approximately 16% (unaudited) of the total GLA as of June 30, 2010.

Aggregate base rent is based on contractual base rent from leases in effect as of June 30, 2010. If these tenants were to default on their leases and substitute tenants are not found, future revenue of the Property would be materially and adversely impacted.

For the year ended December 31, 2009, the Property had six tenants collectively occupying 64% of the total GLA, which accounted for 65% of the total base rent.

Tenant Name	Date of Lease Expiration	Aggregate Base Rent For The Six Months Ended June 30, 2010 (Unaudited)	% Aggregate Base Rent For The Six Months Ended June 30, 2010 (Unaudited)
Fresh and Easy	10/31/2027	$202,000	26%
Diamond Valley Arts (2)	month-to-month	$—	—
Bullpen Sports Bar	8/31/2017	$52,000	7%
Mr. You Chinese Food	7/15/2016	$76,000	10%
Jack in the Box	3/31/2027	$87,000	11%
Esplanade Dental	4/30/2018	$87,000	11%

(3)	This tenant was given free rent as a charitable donation. Although this tenant did not pay rent, their space accounted for approximately 16% of the total GLA as of December 31, 2009.

Aggregate base rent is based on contractual base rent from leases in effect as of December 31, 2009. If these tenants were to default on their leases and substitute tenants are not found, future revenue of the Property would be materially and adversely impacted.

SAN JACINTO PROPERTY

NOTES TO STATEMENTS OF REVENUES AND CERTAIN EXPENSES

For the Six Months Ended June 30, 2010 (unaudited) and

the Year Ended December 31, 2009

NOTE 5 - COMMITMENTS AND CONTINGENCIES

Litigation

The Property may be subject to legal claims in the ordinary course of business. Management is not aware of any potential claims.

Environmental Matters

In connection with the ownership and operation of real estate, the Property may be potentially liable for costs and damages related to environmental matters. The Property has not been notified by any governmental authority of any non-compliance, liability or other claim, and management is not aware of any other environmental condition that it believes will have a material adverse effect on the Property’s results of operations.

Other Matters

Other commitments and contingencies include the usual obligations of a real estate property in the normal course of business. In the opinion of management, these matters are not expected to have a material adverse effect on the Property’s financial position and/or results of operations.

NOTE 6 - SUBSEQUENT EVENT

On August 11, 2010, the Company, through TNP SRT San Jacinto, LLC, an indirect wholly-owned subsidiary of TNP Strategic Retail Operating Partnership, LP, the Company’s operating partnership, purchased the Property for a purchase price of $7,088,000, plus closing costs.

TNP STRATEGIC RETAIL TRUST, INC.

Unaudited Pro Forma Condensed Consolidated Financial Statements

For the Six Months Ended June 30, 2010 and

the Year Ended December 31, 2009

As used herein, “we,” “us,” and “our” refers to TNP Strategic Retail Trust, Inc. On August 11, 2010, our indirect wholly owned subsidiary SRT San Jacinto, LLC, or SRT San Jacinto, acquired a fee simple interest in a multi-tenant retail center located in San Jacinto, California, commonly referred to as the San Jacinto Esplanade Shopping Center, or the “San Jacinto Property”, from an unaffiliated third party seller. TNP SRT San Jacinto acquired the San Jacinto Property for an aggregate purchase price of approximately $7,088,000, plus closing costs. The accompanying unaudited pro forma condensed consolidated financial statements (including the notes thereto) are qualified in their entirety by reference to, and should be read in conjunction with, our Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2010 and our Annual Report on Form 10-K, as amended, for the year ended December 31, 2009. In management’s opinion, all adjustments necessary to reflect the transactions have been made.

The accompanying unaudited pro forma condensed consolidated balance sheet as of June 30, 2010 is presented as if we acquired the San Jacinto property, on June 30, 2010. The San Jacinto property was acquired using cash proceeds, net of offering costs, received from our initial public offering through the acquisition date and borrowings under our operating partnership’s revolving credit facility with KeyBank National Association. However, the accompanying pro forma adjustments assume that we raised sufficient net offering proceeds in our initial public offering to fund the purchase of the San Jacinto Property as of June 30, 2010.

The accompanying unaudited pro forma condensed consolidated statements of operations for the six months ended June 30, 2010 and for the year ended December 31, 2009 are presented as if we acquired the San Jacinto Property on January 1, 2009. The San Jacinto Property was acquired using cash proceeds, net of offering costs, received from our initial public offering through the acquisition date and borrowings under our operating partnership’s revolving credit facility with KeyBank National Association. However, the accompanying pro forma adjustments assume that we raised sufficient net offering proceeds in our initial public offering to fund the purchase of the San Jacinto Property as of January 1, 2009 at a price of $10.00 per share.

The accompanying unaudited pro forma condensed consolidated financial statements are unaudited and are subject to a number of estimates, assumptions, and other uncertainties, and do not purport to be indicative of the actual results of operations that would have occurred had the acquisitions reflected therein in fact occurred on the dates specified, nor do such financial statements purport to be indicative of the results of operations that may be achieved in the future. In addition, the unaudited pro forma condensed consolidated financial statements include pro forma allocations of the purchase price of the San Jacinto Property based upon preliminary estimates of the fair value of the assets acquired and liabilities assumed in connection with the acquisition and are subject to change.

TNP STRATEGIC RETAIL TRUST, INC.

Unaudited Pro Forma Condensed Consolidated Balance Sheet

	As of June 30, 2010 as Reported (A)	Total Prior Acquisitions Pro Forma Adjustments (B)		Total Current Acquisitions Pro Forma Adjustments (C)		Pro Forma as of June 30, 2010
ASSETS
Cash and Cash Equivalents	$2,320,000	$(1,971,000)		$(349,000)		$—
Prepaid Expenses and Other Assets	735,000	—		—		735,000
Accounts Receivable	252,000	—		63,000		315,000
Investment in Real Estate
Land	13,667,000	3,798,000		2,979,000		20,444,000
Building	18,750,000	3,222,00		2,697,000		24,669,000
Tenant Improvements	1,430,000	79,000		77,000		1,586,000

	33,847,00	7,099,000		5,753,000		46,699,000
Accumulated Depreciation	(231,000)	—		—		(231,000)

Investments in real estate, net	33,616,000	7,099,000		5,753,000		46,468,000
Lease intangibles, net	6,298,000	1,418,000		1,347,000		9,063,000
Deferred Costs
Organization and Offering	1,551,000	—		—		1,551,000
Financing Fees, net	340,000	68,000		34,000		442,000

Total deferred costs, net	1,891,000	68,000		34,000		1,993,000

Total assets	$45,112,000	$6,614,000		$6,848,000		$58,574,000

LIABILITIES AND STOCKHOLDER’S EQUITY
Liabilities:
Accounts payable and accrued expenses	$359,000	102,000		3,000		464,000
Amounts due to related parties	1,714,000	—		—		1,714,000
Other liabilities	174,000	—		—		174,000
Acquired below market lease intangibles, net	2,451,000	393,000		—		2,844,000
Notes payable	30,802,000	6,374,000		6,611,000		43,787,000

Total liabilities	35,500,000	6,869,000		6,614,000		48,983,000

Commitments and contingencies
Equity:
Preferred stock, $0.01 par value per share; 50,000,000 shares authorized; none issued and outstanding as of June 30, 2010 and December 31, 2009, respectively	—	—		—		—
Common stock, $0.01 par value per share; 400,000,000 shares authorized, 1,499,290 and 524,752 shares issued and outstanding as of June 30, 2010 and December 31, 2009, respectively	15,000	—		1,000		16,000
Additional paid-in capital	13,089,000	—		465,000		13,554,000
Accumulated deficit	(3,490,000)	(255,000	)(D)	(232,000	)(D)	(3,977,000)

Total stockholders’ equity	9,614,000	(255,000)		234,000		9,593,000
Noncontrolling interests	(2,000)	—		—		(2,000)

Total equity	9,612,000	(255,000)		234,000		9,591,000

Total liabilities and equity	$45,112,000	$6,614,000		$6,848,000		$58,574,000

The accompanying notes are an integral part of the unaudited pro forma condensed consolidated balance sheet.

TNP STRATEGIC RETAIL TRUST, INC.

Unaudited Pro Forma Condensed Consolidated Statement of Operations

for the Six Months Ended June 30, 2010

	For the Six Months Ended June 30, 2010 (E)	Prior Acquisitions Proforma Adjustments (F)		Current Pro forma Adjustments (G)		Pro forma for the Six Months Ended June, 2010
Revenue:
Rental income	$916,000	$1,809,000		$637,000		$3,362,000
Other property income	—	503,000		—		503,000

Total Revenue	916,000	2,312,000		637,000		3,865,000

Expenses:
General and administrative	679,000	100,000		12,000	(H)	791,000
Acquisition Expenses	834,000	(712,000	)(I)	—		122,000
Operating and maintenance	408,000	747,000		79,000	(H)(K)	1,234,000
Depreciation and amortization	372,000	1,247,000		102,000	(J)	1,721,000

	2,293,000	1,382,000		193,000		3,868,000

(Loss) income before other income (expense)	(1,377,000)	930,00		444,000		(3,000)

Other income and expense
Interest income	3,000	—		—		3,000
Interest expense	(570,000)	(654,000)		(127,000	)(M)	(1,351,000)

Net (loss) income	(1,944,000)	276,000		317,000		(1,351,100)
Net loss attributable to noncontrolling interest	4,000	—		—		4,000

Net (loss) income attributable to stockholders	$(1,940,000)	$276,000		$317,000		$(1,347,000)

Net loss per common share — basic and diluted	$(2.09)					$(1.37)

Weighted-average number of common shares outstanding — basic and diluted	929,727					981,447	(N)

The accompanying notes are an integral part of the unaudited pro forma condensed consolidated statement of operations.

TNP STRATEGIC RETAIL TRUST, INC.

Unaudited Pro Forma Condensed Consolidated Statement of Operations

for the Year Ended December 31, 2009

	For the Year Ended December 31, 2009 (O)	Prior Acquisitions Proforma Adjustments (P)	Current Pro forma Adjustments (Q)		Pro forma for the Year Ended December 31, 2009
Revenue:
Rental income	$140,000	$4,106,000	$1,273,000		$5,519,000
Other property income	5,000	1,158,000	—		1,163,000

Total Revenue	145,000	5,264,000	1,273,000		6,682,000

Expenses:
General and administrative	660,000	234,000	24,000	(R)	918,000
Acquisition Expenses	408,000	—	—		408,000
Operating and maintenance	114,000	1,828,000	157,000	(R)(T)	2,099,000
Depreciation and amortization	46,000	2,834,000	205,000	(S)	3,085,000

	1,288,000	4,896,000	386,000		6,510,000

Income (loss) before other income (expense)	(1,083,000)	368,000	887,000		172,000

Other income and expense
Interest income	2,000	—	—		2,000
Interest expense	(119,000)	(1,484,000)	(254,000	)(U)	(1,857,000)

Net loss	(1,200,000)	(1,116,000)	633,000		(1,683,000)
Net loss attributable to noncontrolling interest	—	—

Net loss attributable to stockholders	$(1,200,000)	$(1,116,000)	$633,000		$(1,683,000)

Net loss per common share — basic and diluted	$(17.14)				$(11.22)

Weighted-average number of common shares outstanding — basic and diluted	71,478				149,989	(V)

The accompanying notes are an integral part of the unaudited pro forma condensed consolidated statement of operations.

TNP STRATEGIC RETAIL TRUST, INC.

1. Notes to Unaudited Pro Forma Condensed Consolidated Balance Sheet as of June 30, 2010

(A)	As reported in our Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2010.

(B)	Reflects the purchase price of the assets acquired and liabilities incurred or assumed by us in connection with the Northgate Property acquisition completed subsequent to June 30, 2010. The purchase price allocation is preliminary and is subject to change.

(C)	Reflects the purchase price of the assets acquired and liabilities incurred or assumed by us in connection with the San Jacinto Property acquisition completed subsequent to June 30, 2010. The purchase price allocation is preliminary and is subject to change.

(D)	Amount represents the one-time acquisition related expenses incurred at the time of acquisition, not included in the historical results.

2. Notes to Unaudited Pro Forma Condensed Consolidated Statement of Operations for the Six Months Ended June 30, 2010

(E)	As reported in our Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2010.

(F)	Amounts represent the previously reported estimated operations, including pro forma adjustments, based on historical operations of the Waianae Mall and the Northgate Shopping Center, which were acquired by the Company in the second and third quarter of 2010, respectively.

(G)	Amounts represent the estimated operations, including pro forma adjustments, based on the historical operations of the San Jacinto Property.

(H)	Reflects property operating expenses (not reflected in the historical statement of operation of TNP Strategic Retail Trust, Inc. for the six months ended June 30, 2010) based on the historical operation of the previous owner.

(I)	The Company incurred a total of $834,000 in acquisition related expenses during the six months ended June 30, 2010, of which $712,000 was related to the acquisition of the Waianae Mall. As these are nonrecurring charges, they have been excluded from the unaudited pro forma condensed consolidated statement of operations for the six months ended June 30, 2010.

(J)	Amounts represent depreciation and amortization expense on the allocation of the purchase price. Depreciation and amortization expense is recognized using the straight-line method over an estimated useful life of 48 years for buildings and 31 to 207 months for improvements, in place leases and lease commissions.

The amounts allocated to above market leases and below market leases are amortized to rental income over the remaining terms of the acquired leases which range from 80 to 207 months and 82 months, respectively.

The purchase price allocations, and therefore, depreciation and amortization expense are preliminary and subject to change.

TNP STRATEGIC RETAIL TRUST, INC.

Notes to Unaudited Pro Forma Condensed Consolidated Statement of Operations — (Continued)

(K)	Included in such amount are property and asset management fees that would be due to our property manager, TNP Property Manager, LLC, or Property Manager, and our advisor, TNP Strategic Retail Advisor, LLC, or Advisor, had the San Jacinto Property been acquired on January 1, 2009. The property management agreement requires us to pay Property Manager a monthly property management fee of 5% of the San Jacinto Property’s gross revenue. Our Advisory Agreement requires us to pay Advisor a monthly asset management fee of one-twelfth of 0.6% on all real estate investments we acquire; provided, however, that Advisor will not be paid the asset management fee until our funds from operations exceed the lesser of (1) the cumulative amount of any distributions declared and payable to our stockholders or (2) an amount that is equal to a 10.0% cumulative, non-compounded, annual return on invested capital for our stockholders. We have deferred the asset management fee payable to Advisor as we have not met either of the funds from operations coverage tests

(M)	Amount represents interest expense, and the amortization of the corresponding deferred financing costs on the Operating Partnership’s revolving credit facility (the “Credit Agreement”) with KeyBank National Association. The Credit Agreement bears interest at a variable rate.

(N)	Represents the weighted average number of shares of our common stock from our initial public offering, at $10.00 per share, required to generate sufficient offering proceeds, net of offering costs, to fund the purchase of the San Jacinto Property. The calculation assumes these proceeds were raised as of November 12, 2009 which was the date our minimum offering proceeds were release from escrow.

3. Notes to Unaudited Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 2009

(O)	As reported in our Annual Report on Form 10-K, as amended, for the year ended December 31, 2009.

(P)	Amounts represent the previously reported estimated operations, including pro forma adjustments, based on historical operations of the Waianae Mall and the Northgate Shopping Center, which were acquired by the Company in the second and third quarter of 2010, respectively.

(Q)	Reflects rental revenues and other income based on the historical and pro forma operations for the year ended December 31, 2009.

(R)	Reflects property operating expenses (not reflected in the historical statement of operation of TNP Strategic Retail Trust, Inc. for the year ended December 31, 2009) based on the historical operation of the previous owner.

(S)	Amounts represent depreciation and amortization expense on the allocation of the purchase price. Depreciation and amortization expense is recognized using the straight-line method over an estimated useful life of 48 years for buildings and 31 to 207 months for improvements, in place leases and lease commissions.

The amounts allocated to above market leases and below market leases are amortized to rental income over the remaining terms of the acquired leases which range from 80 to 207 months and 82 months, respectively.

The purchase price allocations, and therefore, depreciation and amortization expense are preliminary and subject to change.

TNP STRATEGIC RETAIL TRUST, INC.

Notes to Unaudited Pro Forma Condensed Consolidated Statement of Operations — (Continued)

(T)	Included in such amount are property and asset management fees that would be due to our property manager, TNP Property Manager, LLC, or Property Manager, and our advisor, TNP Strategic Retail Advisor, LLC, or Advisor, had the San Jacinto Property been acquired on January 1, 2009. The property management agreement requires us to pay Property Manager a monthly property management fee of 5% of the San Jacinto Property’s gross revenue. Our Advisory Agreement requires us to pay Advisor a monthly asset management fee of one-twelfth of 0.6% on all real estate investments we acquire; provided, however, that Advisor will not be paid the asset management fee until our funds from operations exceed the lesser of (1) the cumulative amount of any distributions declared and payable to our stockholders or (2) an amount that is equal to a 10.0% cumulative, non-compounded, annual return on invested capital for our stockholders. We have deferred the asset management fee payable to Advisor as we have not met either of the funds from operations coverage tests.

(U)	Amount represents interest expense, and the amortization of the corresponding deferred financing costs on the Operating Partnership’s revolving credit facility (the “Credit Agreement”) with KeyBank National Association. The Credit Agreement bears interest at a variable rate.

(V)	Represents the weighted average number of shares of our common stock from our initial public offering, at $10.00 per share, required to generate sufficient offering proceeds, net of offering costs, to fund the purchase of the San Jacinto Property. The calculation assumes these proceeds were raised as of November 12, 2009 which was the date our minimum offering proceeds were release from escrow.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TNP STRATEGIC RETAIL TRUST, INC.

Date: October 27, 2010	By:	/S/ CHRISTOPHER S. CAMERON
Christopher S. Cameron
Chief Financial Officer, Treasurer and Secretary